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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
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                       FUNDING AND SUBSCRIPTION AGREEMENT
                            TO PURCHASE COMMON STOCK
                                       OF
                            ORION TECHNOLOGIES, INC.
                             (A NEVADA CORPORATION)

         THIS FUNDING AND SUBSCRIPTION AGREEMENT ("Agreement") is made as of May 5, 2000, by and between OIF OPTIMUM INVESTMENT FINANCE AG, a Swiss Company ("OIF"), and ORION TECHNOLOGIES, INC, a Nevada corporation ("ORION").

                                   WITNESSETH

         WHEREAS, ORION desires to continue to expand its operations through the development of its existing subsidiaries, as well as through the acquisition of additional established companies within the telecommunications and electronic commerce industries.

         WHEREAS, ORION has offered to sell, and OIF desires to acquire, up to 1,000,000 shares (the "Shares") of ORION's common stock, par value $.001 (the "Common Stock") at a purchase price of $4.50 per share, subject to adjustment as set forth in this Agreement.

         WHEREAS, ORION and OIF desire to document and implement their understanding in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual undertakings herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         SECTION 1. Purchase and Sale of Shares. ORION hereby agrees to sell to OIF and OIF hereby agrees to purchase the Shares, in the installments and on the terms and conditions described herein. To effectuate the purchase of Shares, OIF shall make available the applicable purchase price described in Sections 2 and 3 below ("Purchase Price"), in an account designated by ORION. Upon receipt of the Purchase Price, ORION will instruct its transfer agent to issue and deliver a certificate representing the corresponding number of Shares to OIF or its nominee.

         SECTION 2. Quarterly Funding. OIF has committed to provide ORION with the working capital and operating funds necessary for the continued operations of ORION and its subsidiaries during the twelve month period commencing on May 1, 2000. OIF hereby agrees to pay $US 750,000 ("Quarterly Funding") to ORION on each of the following quarterly dates: May 15, 2000, August 15, 2000, November 15, 2000, and February 15, 2001. Upon receipt of each Quarterly Funding payment, ORION will instruct its transfer agent to issue 166,667 Shares of Common Stock, at a rate equal to the "Per Share Price" as determined by Orion's Board of

Directors. ORION's Board of Directors will determine the "Per Share Price" after consultation with OIF, and consideration of such factors as the current price and trading volume of the Common Stock on the OTC Bulletin Board, and the availability of other sources of financing. Notwithstanding the immediately preceding sentence to the contrary, in no event will the "Per Share Price" be less than $US 4.00.

         SECTION 3. Additional Funding. In addition to the Quarterly Funding defined above, OIF agrees to provide additional funds ("Acquisition Funding") necessary for the expansion of ORION's operations through those acquisitions, mergers or strategic partnerships approved by ORION's Board of Directors during the twelve month period commencing on May 1, 2000. As consideration for such Acquisition Funding, ORION will provide OIF with Shares, up to the total Shares purchasable under this Agreement, at a rate equal to the "Per Share Price" determined by ORION's Board of Directors. OIF will not be obligated to provide Acquisition Funding in excess of $1,500,000 in the aggregate.

         SECTION 4. OIF Representations and Warranties. OIF hereby acknowledges, represents and warrants to, and agrees with, ORION as follows:

                  (a) Offshore Transaction; Offering Restrictions; Resale Restrictions.

                           (i) OIF is not, and at the time the offer to purchase the Shares was made to OIF was not, a "U.S. person"*/ as that term is defined under Regulation S ("Regulation S") of the Securities Act of 1933, as amended (the "Securities Act").

                           (ii) OIF is outside of the United States* as of the date of the execution and delivery of this Subscription Agreement.

                           (iii) No resale of any of the Shares subscribed for under this Agreement has been pre-arranged with a purchaser in the United States.

                           (iv) OIF is not a Distributor* and is not purchasing Common Stock with the intent of distributing the Shares on behalf of ORION or a Distributor or any of their affiliates.

                           (v) OIF is purchasing the Shares for its own account (and/or for the account of other non-U.S. Persons who are outside of the United States) and not for the account or benefit of any U.S. Person.

                           (vi) OIF hereby covenants and agrees to resell any of the Shares only in accordance with the provisions of Regulation S, pursuant to registration of the Shares under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

                           (vii) The certificates representing the Shares will bear a legend substantially as follows:


--------
* See Appendix A attached hereto for definitions of "U.S. person", "distributor" and "United States" under Regulation S.

              THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; HEDGING TRANSACTIONS INVOLVING THE COMMON STOCK MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SUCH SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND MAY REQUIRE, AS A CONDITION TO ANY REGISTRATION OF TRANSFER, AN OPINION OF COUNSEL, A CERTIFICATE OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT THE TRANSFER HAS BEEN MADE IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

                           (viii) Prior to reselling any of the Shares during the Restricted Period (as defined below), OIF will send a notice to the potential purchaser that such potential purchaser may be subject to the restrictions of Regulation S during the Restricted Period. For purposes of this Subscription Agreement, the "Restricted Period" means a period that commences on the later of the date upon which the Shares were first offered to persons other than Distributors in reliance upon Regulation S or the date of which the related Purchase Price is received by ORION and expires one year thereafter.

                           (ix) Neither OIF nor any entity controlled by it has a short position in the Common Stock nor will have a short position in the Common Stock at any time prior to the expiration of the Restricted Period.

                           (x) The purchase of the Shares by OIF is not a transaction that is part of any plan or scheme to evade the registration provisions of the Securities Act.

                  (b)      OIF Awareness.

                           (i) OIF has the financial ability to bear the economic risk of its investment in the Shares (including its possible loss) and has no need for liquidity with respect to its investment in the Shares.

                           (ii) OIF has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in its judgment, sufficient information from ORION to evaluate the merits and risks of an investment in the Shares.

                           (iii) OIF and each person for whose account it is purchasing Shares is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under Regulation D of the Securities Act, which definition is set forth in Appendix A.

                           (iv) The Shares are not being subscribed for by OIF as a result of any material information about ORION's affairs that has not been publicly disclosed.

                           (v) OIF has been provided an opportunity to obtain any additional information concerning ORION and the Common Stock, and all other information to the extent ORION possesses such information or can acquire it without unreasonable effort or expense and specifically acknowledges its awareness of the latest press releases made by ORION and ORION's proxy statement for its 1999 annual meeting of stockholders, a copy of which was provided to OIF.

                           (vi) OIF has been given the opportunity to ask questions of, and receive answers from the Management of ORION, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was otherwise provided in order for it to evaluate the merits and risks of an investment in the Shares to the extent ORION possesses such information or can acquire it without unreasonable effort or expense.

                           (vii) OIF has determined that an investment in the Shares is a suitable investment for it and that at its time it could bear a complete loss of its investment.

                           (viii) In making its decision to purchase the Shares herein subscribed for, OIF has relied solely upon independent investigations made by it. OIF is not relying on ORION with respect to tax and other economic considerations involved in its investment.

                           (ix) OIF further understands that ORION is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from such registration under the Securities Act. OIF also understands that sales or transfers of the Shares, or any part thereof, may be further restricted by provisions of the applicable state securities laws.

                           (x) Pursuant to Paragraph 3.1(e) and Rule 903(c)(3)(iii)(B)(4) under the Securities Act, OIF acknowledges and agrees that ORION has agreed for the benefit of all holders of the Shares that it will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S.

                           (xi) OIF understands that ORION will not be registered as an investment adviser under the Investment Advisers Act of 1940, and ORION will not be registered as an investment company under the Investment Company Act of 1940 or as a "dealer" under the Securities Exchange Act of 1934, in reliance upon the availability of exemptions from the registration provisions of such statutes.

                           (xii) OIF acknowledges that (i) ORION has no significant financial and operating history; (ii) no federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of its investment; (iii) an investment in ORION is an illiquid investment and OIF must bear the economic risk of its investment for an indefinite period of time; (iv) the management of ORION may be indemnified against liabilities sustained by it by reason of its serving as the management of ORION; (v) ORION has not yet recorded revenues; (vi) ORION does not have publicly available current financial information; and (vii) ORION does not now have the officers and directors or other management necessary to ensure the success of ORION.

                           (xiii) OIF acknowledges that holders of the Shares will have no right to participate in management of ORION or in the conduct of its business. In addition, ORION may continue to offer additional Shares for sale without the consent of the holders of the Shares.

                           (xiv) OIF acknowledges that once signed, this Agreement is irrevocable by OIF and constitutes a binding agreement enforceable against OIF.

                  (c) Reliance. The representations, warranties, agreements, undertakings and acknowledgments made by OIF in this Agreement are made with the intent that they be relied upon by ORION and its management in determining OIF's suitability as a purchaser of the Shares. In addition, OIF undertakes to notify ORION immediately of any change in any representation, warranty or other information relating to OIF set forth herein. ORION is entitled to rely on the representations made by OIF now and after the Shares are issued.

         SECTION 5. Representations and Warranties of ORION. ORION hereby acknowledges, represents and warrants to, and agrees with, OIF as follows:

                  (a) The Shares when purchased by OIF and upon receipt of the Additional Capital for such Shares by ORION shall be validly issued, fully paid and non-assessable.

                  (b) ORION is not a reporting issuer as defined by Rule 902 of Regulation S.

                  (c)      Offshore Transaction.

                           (i) ORION has not offered the Shares to any person in the United States or to any U.S. person as that term is defined in Regulation S.

                           (ii) ORION has no reason to believe that the purchase of any Shares has been prearranged with a purchaser in the United States.

                  (d) In connection with the offering of the Shares, ORION has not engaged in any "directed selling efforts" (as that term is defined in Regulation S) nor has ORION conducted any general solicitation relating to the offering of the Shares to persons residing within the United States or to U.S. persons.

                  (e) Pursuant to Rule 903(c)(3)(iii)(B)(4) under the Securities Act, ORION hereby agrees for the benefit of all holders of the Shares that it will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S and this Subscription Agreement.

         SECTION 6. Indemnity. OIF and ORION each hereby agrees to indemnify and hold harmless the other and its respective officers, directors and agents and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the indemnifying party herein or in any other document furnished in connection with this transaction by the indemnifying party to the other party or any of it officers, directors, agents or controlling person.

         SECTION 7.        Miscellaneous.

                  (a) Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) delivered by a recognized national courier service to such address as may be given herein or
(b) delivered personally at such address.

                  (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                  (d) Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and prior subscription agreement signed by OIF, and there are no representations, covenants or other agreements except as stated or referred to herein.

                  (e) Assignability. This Agreement is not transferable or assignable by either party.

                  (f) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within such state.

                  (g) Counterparts; Fax Execution. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be signed by fax delivery of a signed signature page to the other party and such fax execution shall be valid in all respects.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

OIF Investment Finance AG                        Orion Technologies, Inc.

By:    /s/                                       By:     /s/
    ----------------------------                      -------------------------
    Bernd Stieghorst                                  A. Frans Heideman
    Manager                                           President

Date:                                            Date:
     ---------------------------                      -------------------------


Address for Notices:                             Address for Notices:

Rennweg 29                                       1800 Diagonal Road
CH-8001 Zurich                                   Suite 500
Switzerland                                      Alexandria, Virginia  22314
Attention: Bernd Stieghorst                      Attention: A. Frans Heideman

Share Issuance/Delivery Instructions:

Register Shares in name of:

OIF Optimum Investment Finance AG (unless alternative issuance instructions are separately provided by OIF Optimum Investment Finance AG with respect to any client of OIF)

Deliver Share Certificate(s) to:

OIF Optimum Investment Finance AG
Rennweg 29
CH-8001 Zurich
Switzerland
Attention:  Bernd Stieghorst


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


                                   APPENDIX A

                               CERTAIN DEFINITIONS

         A. "ACCREDITED INVESTOR" - Effective April 19, 1989, the following are "Accredited Investors" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 (the "Securities Act"):

                  1. An individual whose net worth, together with that of its spouse, exceeds $1,000,000.

                  2. An individual who had individual income in excess of $200,000 in each of the two most recent years or joint income with that individual's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level its year.

                  3. A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual capacity or fiduciary capacity.

                  4. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  5. An insurance company as defined in Section 2(13) of the Securities Act.

                  6. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

                  7. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  8. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if:

                  a. the decision to invest in the entity is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or

                  b.       the plan has total assets in excess of $5,000,000, or

                  c. the plan is a self-directed plan with investment decisions made solely by persons who are Accredited Investors.


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



                  9.       A private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

                  10. A charitable organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed with the specific purpose of acquiring the securities, with total assets in excess of $5,000,000.

                  11. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

                  12. Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer.

                  13. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of $5,000,000.

                  14. An entity in which all of the equity owners are Accredited Investors.

         B. "DISTRIBUTOR" means any underwriter, dealer or other person who participates, pursuant to a contractual agreement, in the distribution of the securities offered or sold in reliance on Regulation S of the Securities Act of 1933, as amended.

         C.       "U.S. PERSON" means:

                           (i)      Any natural person resident in the United
                                    States;

                           (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                           (iii)    Any estate of which any executor or
                                    administrator is a U.S. person;

                           (iv)     Any trust of which any trustee is a U.S.
                                    person;

                           (v) Any agency or branch of a foreign entity located in the United States;

                           (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or an individual resident in the United States for the benefit or account of a U.S. person;

                           (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and


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

                           (viii) Any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by Accredited Investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

                           (ix) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the Untied States shall not be deemed a "U.S. person."

                           (x) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                                    (i)     An executor or administrator of the
                                    estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                                    (ii)    The estate is governed by foreign
                                    law.

                           (xi)     Any trust of which any professional
                                    fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

                           (xii) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practice and documentation of such country shall not be deemed a U.S. person.

                           (xiii). Any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                                    (iii)   The agency or branch operates for
                                    valid business reasons; and

                                    (iv)    The agency or branch is engaged in
                                    the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                           (xiv) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

         D. "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.



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